UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  April 23, 2003
                                  Date of Report
                         (Date of Earliest Event Reported)


                               OXFORD TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in its Charter)


                                      DELAWARE
                    (State or Other Jurisdiction of Incorporation)

             000-49854                                     04-3615974
      (Commission File Number)              (IRS Employer Identification No.)

                       524 Westgate Drive, Edison, NJ 08820
             (Address of Principal Executive Offices, including ZIP Code)

                                   (908) 412-9273
                   Registrant's Telephone Number, including Area Code


                                    Not Applicable
             (Former Name or Former Address, if Changed Since Last Report)



Item 4.   Changes in Registrant's Certifying Accountant

     On April 19, 2003, Stan J. H. Lee, CPA, a member firm of DMHD Hamilton Clark & Co. resigned as the independent auditor of Oxford Technologies Inc. (the "Company") following the Company's acquisition of Axiom Manufacturing Services Ltd., a UK corporation, as described in Item 1 of the Form 8-K that the Company filed with the Securities and Exchange Commission on February 18, 2003. On April 21, 2003, the Company engaged GRACE T. FAN, CPA, LLC, d/b/a ATA CPAS GROUP, as the Company's new independent auditors. The action to engage GRACE T. FAN, CPA, LLC, d/b/a ATA CPAS GROUP was taken upon the unanimous approval of the Audit Committee of the Board of Directors of the Company.

     During the period from March 8, 2002 (inception) to December 31, 2002 and the subsequent interim period preceding such resignation, there were no disagreements between the Company and Stan J. H. Lee, CPA, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Stan J. H. Lee, CPA, would have caused Stan J. H. Lee, CPA, to make reference to the matter of the disagreement(s) in connection with his reports. During the period from March 8, 2002 (inception) to December 31, 2002 and the subsequent interim period preceding the resignation of Stan J. H. Lee, CPA, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B. Stan J. H. Lee, CPA's opinion in his report on the Company's financial statements for the period from March 8, 2002 (inception) to December 31, 2002, expressed substantial doubt with respect to the Company's ability to continue as a going concern.

     At no time preceding April 21, 2003 has the Company (or anyone on behalf of the Company) consulted with GRACE T. FAN, CPA, LLC, d/b/a ATA CPAS GROUP, on matters regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was the subject of a disagreement with Stan J. H. Lee, CPA or a reportable event, as defined in Item 304(a)(2) of Regulation S-B.

     The Company provided Stan J. H. Lee, CPA with a copy of this Report
(Form 8-K/A) prior to filing with the Securities and Exchange Commission (the "Commission"). The Company requested that Stan J. H. Lee, CPA furnish the Company with a letter addressed to the Commission stating whether he agrees with the above statements. A copy of such letter, dated June 5, 2003, is filed as
Exhibit 16.1 to this Form 8-K/A.


EXHIBITS

16.1 Letter from Stan J.H. Lee, CPA stating that he has reviewed the Form 8-K/A and has no objection to the statements made within this Form 8-K/A.



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


OXFORD TECHNOLOGIES INC.


By:    /s/  Jacinta Sit
     ----------------------
     Jacinta Sit, President


 Date:  June 6, 2003